UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Revised Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

MYERS INDUSTRIES, INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

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1293 South Main Street — Akron, Ohio 44301

April 12, 2013

To Our Shareholders:

Myers Industries, Inc. (the “Company”) and GAMCO Asset Management, Inc. (“GAMCO”) have reached an agreement in the proxy contest pertaining to the election of directors to the Company’s Board of Directors (the “Board”) at the Company’s 2013 Annual Meeting of Shareholders, which will be held on Friday, April 26, 2013. The Company and GAMCO have determined that they can best serve the Company’s shareholders by resolving this proxy contest and seeking to work together in a productive manner.

Under the agreement, which is described in the accompanying supplement to the Company’s proxy statement dated March 25, 2013 (the “Supplement”), the Company has agreed to include Daniel R. Lee in the Company’s slate of the following ten nominees for election to the Board at the annual meeting: Vincent C. Byrd, Sarah R. Coffin, John B. Crowe, William A. Foley, Robert B. Heisler, Jr., Richard P. Johnston, Edward W. Kissel, Daniel R. Lee, John C. Orr, and Robert A. Stefanko. In light of the agreement, the Board of Directors and GAMCO join in supporting the revised slate of nominees and urge you to elect the nominees by voting on the enclosed GOLD proxy card. The Company and GAMCO request that you NOT vote on the WHITE proxy card previously supplied by the Company. If you have already voted on a proxy card previously supplied by the Company, we request that you SUBMIT A NEW VOTE USING THE ENCLOSED GOLD PROXY CARD.

If you have previously submitted a WHITE proxy card, then your shares will be voted in accordance with your instructions with respect to the nine directors indicated on the WHITE proxy card that remain on the Company’s slate of nominees for election to the Board and in accordance with your instructions with respect to each of the other matters set forth on the WHITE proxy card. If you vote, or if you previously voted, on the BLUE proxy card included with GAMCO’s proxy statement, your shares will not be counted in tabulating the number of votes cast on the election of directors or the other proposals. In that case, your vote on the BLUE proxy card included with GAMCO’s proxy statement will have no effect on the outcome of the voting. Only by returning the enclosed GOLD proxy card will your shares be voted in favor of all ten nominees on the current Company slate of directors.

The Supplement describes whether and, where applicable, how your shares will be voted in the event you already voted on a proxy card previously supplied by the Company and do not submit a new vote using the enclosed GOLD proxy card.

If you have any questions or need assistance in voting your shares, please contact our proxy solicitor, Innisfree M&A Incorporated, toll-free at (888) 750-5834. Banks and brokers may call collect at (212) 750-5833.

Sincerely,

JOHN C. ORR

President and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 26, 2013: This Supplement to Proxy Statement, the Proxy Statement, and the Company’s 2012 Annual Report to Shareholders are available on Myers’ website at www.myersindustries.com/investor-relations/annual-reports-proxy-statements.aspx.

1293 South Main Street — Akron, Ohio 44301

SUPPLEMENT TO PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held Friday, April 26, 2013

This supplement (this “Supplement”) supplements and amends the proxy statement dated March 25, 2013 (the “Proxy Statement”) of Myers Industries, Inc. (“Myers” or the “Company”) furnished to holders of the Company’s common stock in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Friday, April 26, 2013. The Annual Meeting will be held at the Louis S. Myers Training Center, 1554 South Main Street, Akron, Ohio 44301, at 9:00 A.M. (local time). The record date for the determination of the shareholders who are entitled to notice of and to vote at the Annual Meeting is March 4, 2013, which is the same record date specified in the Proxy Statement. The Notice of Annual Meeting of Shareholders, Proxy Statement, Notice of Internet Availability of Proxy Materials, Proxy Statement, and 2012 Annual Report to Shareholders were first made available on or about March 25, 2013 to all shareholders entitled to vote at the Annual Meeting. This Supplement, which should be read in conjunction with the Proxy Statement, is first being mailed to shareholders on or about April 15, 2013.

On April 11, 2013, the Company and GAMCO Asset Management, Inc. (“GAMCO”) reached an agreement in the proxy contest regarding the election of directors to the Board at the Annual Meeting. Under the terms of the agreement, the Company has agreed to include Daniel R. Lee in the Company’s slate of nominees for election to the Board at the Annual Meeting. Mr. Lee is the Managing Member of Creative Casinos, LLC. Mr. Lee will be added to the Company’s slate of the following continuing directors: Vincent C. Byrd, Sarah R. Coffin, John B. Crowe, William A. Foley, Robert B. Heisler, Jr., Richard P. Johnston, Edward W. Kissel, John C. Orr, and Robert A. Stefanko.

The GOLD proxy card enclosed with this Supplement differs from the WHITE proxy card previously furnished to you with the Proxy Statement in that the enclosed GOLD proxy card includes the name of Mr. Lee in addition to the names of the nine continuing directors. Thus, if you wish to vote with respect to all ten of the nominees, please vote on the revised GOLD proxy card enclosed with this Supplement. The Board recommends that you vote FOR each of the nominees.

In addition, shareholders are being asked to vote at the Annual Meeting FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm (Proposal No. 2), FOR approval of the Company’s executive compensation (Proposal No. 3), and FOR approval of the adoption of the Performance Bonus Plan (Proposal No. 4), as more fully described in the Proxy Statement.

With respect to Proposal No. 1, to elect the ten director candidates nominated by the Board, if a quorum is present at the Annual Meeting, the nominees for election as directors who receive the greatest number of votes cast will be elected as directors. Abstentions and broker non-votes will not affect the outcome of the election of directors. Proposal No. 2, to ratify the appointment of the independent registered public accounting firm, is a non-binding proposal, but its approval requires the affirmative vote of the holders of a majority of the Common Stock represented in person or by proxy at the Annual Meeting. Abstentions will act as a vote “Against” Proposal No. 2, while broker non-votes, if any, will have no effect on Proposal No. 2. Even if the selection is ratified, the Audit Committee and the

Board, in their discretion, may change the appointment at any time during the year if we determine that such a change would be in the best interests of the Company and our shareholders. Proposal No. 3 is a non-binding advisory vote to approve the Company’s executive compensation, and its approval requires the affirmative vote of the holders of a majority of the Common Stock represented in person or by proxy at the Annual Meeting. Abstentions will act as a vote “Against” Proposal No. 3, while broker non-votes will have no effect on Proposal No. 3. Proposal No. 4, to approve the adoption of the Performance Bonus Plan, requires the affirmative vote of the holders of a majority of the Common Stock represented in person or by proxy at the Annual Meeting. Abstentions will act as a vote “Against” Proposal No. 4, while broker non-votes will have no effect on Proposal No. 4.

Shareholders are urged to vote promptly using the enclosed GOLD proxy card. A shareholder who has given a proxy may revoke it at any time prior to its exercise by: (1) giving written notice of such revocation to the Corporate Secretary of the Company, (2) executing and delivering to the Corporate Secretary of the Company a later dated proxy reflecting contrary instructions, or (3) appearing at the Annual Meeting and taking appropriate steps to vote in person.

Background.    On February 21, 2013, the Company received a notice from GAMCO of its intent to nominate Mr. Lee for election as director at the Annual Meeting. On February 22, 2013, the Company received another notice from GAMCO which provided additional information regarding Mr. Lee. On March 19, 2013, GAMCO filed a preliminary proxy statement with the Securities and Exchange Commission (“SEC”) soliciting votes for Mr. Lee. On March 25, 2013, GAMCO filed a revised preliminary proxy statement with the SEC and then filed a definitive proxy statement with the SEC on March 27, 2013.

On April 11, 2013, the Company and GAMCO reached an agreement, pursuant to which the Company agreed to increase the size of the Board to ten directors and to include Mr. Lee in the Company’s slate of directors in addition to the nine continuing directors.

ELECTION OF DIRECTORS

Nominees.    The Company’s Board of Directors will consist of ten directors to be elected at the Annual Meeting to hold office until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified. Each of the nominees for election at the Annual Meeting, other than Mr. Lee, is a current director of the Company. Certain information concerning each of the nominees is set forth below:

Name	Age	Principal Occupation for Past Five Years and Other Information
Vincent C. Byrd	58

President and Chief Operating Officer, The J. M. Smucker Company (“J. M. Smucker”) (NYSE), Orrville, Ohio, a manufacturer and marketer of branded food products; Director of J. M. Smucker; Director of Dick’s Sporting Goods, Inc. (NYSE), Coraopolis, Pennsylvania, a sporting goods retailer; formerly President, U.S. Retail, Coffee, of J. M. Smucker; former Director of Spangler Candy Company, Bryan, Ohio, a manufacturer of confectionery products. Served as Director of Myers since 2006.

By virtue of his more than 36 years of work experience with a Fortune 500 company in the consumer packaged goods industry and over ten years of experience serving on the board of directors of The J. M. Smucker Company, Mr. Byrd brings to the Board key insights into the strategic, marketing, and operational requirements of a public company. In addition, Mr. Byrd’s international experience and finance and accounting background provides valuable business acumen and financial skills to the Board.

Sarah R. Coffin	61

Former Chief Executive Officer of Aspen Growth Strategies, LLC, Wooster, Ohio, an investment company; former Director and Chair of the Compensation Committee of SPX Corporation (NYSE), Charlotte, North Carolina, a global industrial equipment and manufacturing company; former Director of Huttenes-Albertus International, Chicago, Illinois, an international manufacturer of chemical products for the foundry industry. Served as Executive Vice President, Hexion Specialty Chemicals (now Momentive) and Senior Vice President, Noveon, Inc. (now Lubrizol), both specialty chemical and polymer producers in the industrial market space. Served as Director of Myers since 2010.

As a former division and global leader in several companies, Ms. Coffin has substantial senior level executive experience in marketing, distribution and operations, and adds a unique perspective to the Board. Her background in the polymer and specialty chemicals industry, coupled with her knowledge and insight from her prior service on the boards of other companies, allows Ms. Coffin to provide valuable contributions to the Board.

John B. Crowe	66	Chief Executive Officer and Chairman of Buckeye Technologies Inc. (NYSE), Memphis, Tennessee, a producer of absorbent products, chemical cellulose products and customized paper. Formerly, Mr. Crowe served as Buckeye Technologies Inc.’s President and Chief Operating Officer and has been a Director of that company since 2003. He has held executive positions as Executive Vice President and General Manager at Alabama River Pulp Co., Inc. and Alabama Pine Pulp Co., Inc. and as Vice President of the Flint River Operations for the Weyerhaeuser Co. Served as a Director of Myers since 2009.

Name	Age	Principal Occupation for Past Five Years and Other Information
		As Chairman and Chief Executive Officer of Buckeye Technologies Inc., Mr. Crowe brings valuable insight and international experience into the operational requirements, investor relations and strategic planning processes of a public company. Mr. Crowe provides significant experience in manufacturing, sales, implementation of growth strategies, and building organizational capability. In addition, Mr. Crowe draws on his considerable leadership experience, including his service as a United States Air Force Reserve Lt. Colonel and as a Vietnam veteran, in his service to the Board.
William A. Foley	65

Chairman of the Board of Directors of Libbey Inc. (NYSE), Toledo, Ohio, a producer of consumer and industrial glassware. Retired Chairman and Chief Executive Officer of Blonder Home Accents, Cleveland, Ohio, a distributor of wallcoverings and home accents; Formerly Chairman and Chief Executive Officer of Thinkwell Incorporated, Cleveland, Ohio, President of Arhaus Incorporated, Cleveland, Ohio, a private brand name furniture company, and Chairman, President and Chief Executive Officer of Lesco Incorporated, Cleveland, Ohio, a manufacturer, distributor and retailer of professional lawn care and golf course management products. Served as Director of Myers since 2011.

As a leader of numerous companies, Mr. Foley has over 30 years of senior management experience, both domestic and international. He has wide-ranging acquisition, joint venture, business and market development experience. Extensive experience in wide scale plastics manufacturing as well as consumer and distribution segments of the lawn and garden industry provides broad input in product areas germane to Myers’ reporting segments. Mr. Foley’s experience with best practices on public company boards, particularly in governance, compensation and leadership make him a valuable member of the Board.

Robert B. Heisler, Jr.	64

Retired dean of the Kent State University Business School; Director of FirstEnergy Corp. (NYSE), Akron, Ohio, an energy company; Director of TFS Financial Corporation (NASDAQ), Cleveland, Ohio, a retail consumer banking services company. Formerly Chief Financial Officer of Kent State University and Chairman and Chief Executive Officer of KeyBank, N.A. (NYSE) and McDonald Financial Group; Former Director of KeyBank, N.A. and McDonald Investments. Served as Director of Myers since 2011.

Mr. Heisler has over 40 years of business experience. His decades of experience on the board of directors of other public companies and numerous non-profit organizations, including serving on the Compensation Committee and Audit Committee of FirstEnergy and as Chair of the Risk Committee of TFS Financial Corporation, enable him to be an engaged member of the Myers Board. Mr. Heisler also serves as an advisor to the Board of Directors of the J. M. Smucker Company. Mr. Heisler brings vast leadership and financial management experience that permits him to be a successful contributor to the Board.

Richard P. Johnston	82	A retired Ohio Certified Public Accountant; Chairman of the Board of Private Equity Group, Jackson, Wyoming; Chairman of the Board of Dismal River Golf Club, Mullen, Nebraska; Director of Jackson Hole Capital Partners, Jackson Hole, Wyoming; Director of Results Radio, Inc., Sonoma, California; a Founder and former Director of AGCO, Inc.

Name	Age	Principal Occupation for Past Five Years and Other Information
		(NYSE), Duluth, Georgia, a manufacturer and distributor of agricultural equipment; formerly a Director of Communications Properties (NASDAQ), Austin, Texas, a cable television company; formerly a Director of Royal Precision, Torrington, Connecticut, a manufacturer of golf club components; formerly a Director of Republic Realty Mortgage Co., Chicago, Illinois, a commercial mortgage company. Served as Director of Myers since 1992 and is currently Chairman of the Board of Myers.
		With his many years of management experience and service on the board of directors with a number of public companies in a wide range of businesses, Mr. Johnston brings critical financial and investor experiences and insight regarding best practices for a public company. In addition, over 20 years of experience as a Director of Myers gives him a deep understanding of the Company and its operations and makes him particularly qualified to serve as Chairman of the Board.
Edward W. Kissel	71

President and Managing Partner of Kissel Group Ltd., Akron, Ohio, a holding company with interests in property, consulting and mold manufacturing; Director of Smithers Scientific Services, Inc., Akron, Ohio, a provider of testing services for materials; formerly President, Chief Operating Officer and Director of OM Group, Inc. (NYSE), Cleveland, Ohio, a specialty chemical company; formerly Director of Weda Bay Minerals, Inc. (Toronto Stock Exchange), Toronto, Canada, a mineral exploration company; formerly Managing Director of Kane & Co., Los Angeles, California, an investment banking firm. Served as Director of Myers since 2000.

Mr. Kissel has broad global experience in the manufacturing, chemical and commodity industries. He has had executive assignments in strategy, operations, sales and marketing, and research and development, including both growth and turnaround situations that include divestitures and acquisitions. Extensive consulting for Myers in operations and strategy prior to joining the Board, combined with current business involvement in markets served by Myers, position Mr. Kissel to give the Board and management knowledgeable perspectives on Board issues impacting shareholder value. Mr. Kissel actively serves the Board as a member of the Audit Committee and Chairman of the Governance and Nominating Committee.

Daniel R. Lee	56

Managing Member of Creative Casinos, LLC, Las Vegas, Nevada, a developer of casino resorts; Director of LICT Corp. (Pink Sheets), Rye, New York, a telecommunications services company; Director of Gabelli Securities, Rye, New York, an investment manager and general partner to investment partnerships; formerly Chairman and Chief Executive Officer of Pinnacle Entertainment (NYSE), Las Vegas, Nevada, a casino operator and developer; formerly Chief Financial Officer of Homegrocer.com, Kirkland, Washington, an internet service business; formerly Chief Financial Officer, Treasurer, and Senior Vice President of Development of Mirage Resorts, Las Vegas, Nevada, an owner and operator of hotel casinos.

Mr. Lee has several decades of management experience. With prior experience on the board of directors of several other public companies, Mr. Lee is well versed in the governance requirements for a public

Name	Age	Principal Occupation for Past Five Years and Other Information
		company. It is anticipated that his financial expertise, including as a former Chartered Financial Analyst, will allow Mr. Lee to be a valuable member of the Board.
John C. Orr	62

President and Chief Executive Officer of Myers; formerly President and Chief Operating Officer of Myers; formerly General Manager of Buckhorn, Inc., a subsidiary of Myers; formerly Vice President of Manufacturing — North American Tire Division, The Goodyear Tire and Rubber Company; Director of Libbey Inc. (NYSE), Toledo, Ohio, a producer of consumer and industrial glassware; Director of the Akron General Health System, Akron, Ohio. Served as Director of Myers since 2005.

Mr. Orr’s extensive leadership experience in the manufacturing industry, in addition to his years of service to Myers in management, position him well to serve on the Board. His service as a director for other companies provides Mr. Orr with a variety of perspectives that he contributes to the Board.

Robert A. Stefanko	70	Currently retired, formerly Chairman of the Board and Executive Vice President of Finance & Administration of A. Schulman, Inc. (NASDAQ), Akron, Ohio, an international supplier of plastic compounds and resins; Director and member of Audit Committee of OMNOVA Solutions, Inc. (NYSE), Fairlawn, Ohio, an innovator of emulsion polymers, specialty chemicals and decorative and functional surfaces; former director of The Davey Tree Expert Company, Kent, Ohio, a tree, shrub and lawn care company. Served as Director of Myers since 2007.
		As a former Chief Financial Officer and director of A. Schulman, Inc. from 1979 through 2006 and as a director of other public company boards, Mr. Stefanko has extensive involvement in public company matters, including international, compensation, audit, financial, legal, risk management, acquisitions, and various other matters. Mr. Stefanko also serves on the Board of Akron General Health System, which employs over 5,000 people, where he is a member of the Finance Committee. In addition, Mr. Stefanko’s extensive experience with boards and compensation and audit committees gives him valuable knowledge and insight that he brings to the Company.

The Board recommends that you vote “FOR” each of the director nominees listed above.

Security Ownership of Certain Beneficial Owners and Management

The following table shows the number of shares of our common stock beneficially owned as of March 31, 2013 (unless otherwise indicated) by:

•	each person, who, to our knowledge, beneficially owns more than 5% of our common stock;

•	each of the Company’s Directors;

•	the Chief Executive Officer and the other Named Executive Officers; and

•	all individuals who served as Directors or Named Executive Officers, as a group.

A beneficial owner of stock is a person who has sole or shared voting power, meaning the power to control voting decisions, or sole or shared investment power, meaning the power to cause the sale of the stock. All individuals listed in the table have sole voting and investment power over the shares unless otherwise noted. The Company had no preferred stock issued or outstanding.

	Shares Beneficially Owned	Percent of Shares Outstanding
Greater Than 5% Owners(2,3)

Gamco Investors, Inc. One Corporate Center 401 Theodore Frems Ave. Rye, NY 10580-1422	5,323,600	15.75%

T. Rowe Price Associates, Inc.(4) 100 East Pratt Street Baltimore, Maryland 21202	3,153,465	9.33%

BlackRock, Inc. 40 East 52nd Street New York, NY 10022	2,488,449	7.36%

Stephen E. Myers(8)	1,713,790	5.07%

Dimensional Fund Advisors LP(9) Palisades West, Building One 6300 Bee Cave Road Austin, TX 78746	2,242,624	6.63%

The Vanguard Group, Inc.(10) 100 Vanguard Blvd. Malvern, PA 19355	1,863,215	5.51%

Barrow, Hanley, Mewhinney & Strauss, LLC 2200 Ross Avenue, 31st Floor Dallas, TX 75201-2761	2,139,831	6.33%

Directors, Nominees, and Named Executive Officers(1,2,5,6)
Vincent C. Byrd	10,750	*
Sarah R. Coffin	6,000	*
John B. Crowe	13,000	*
William A. Foley	4,000	*
Robert B. Heisler, Jr.	4,000	*
Richard P. Johnston	30,693	*
Edward W. Kissel	23,256	*
Daniel R. Lee (10801 West Charleston Blvd., Las Vegas, NV 89135)	—	*
John C. Orr(7)	975,761	2.89%
Robert A. Stefanko	9,600	*
David B. Knowles(11)	229,133	*
Greggory W. Branning	3,500	*

All Directors, Nominees and Named Executive Officers as a group (12 persons)	1,309,693	3.87%

*	Less than 1% ownership

(1)	Unless otherwise indicated, none of the persons listed beneficially owns one percent or more of the outstanding shares of Common Stock.

(2)	Unless otherwise noted, the beneficial owner uses the same address as the address of the principal office of the Company.

(3)

According to filings made with the SEC, this party or an affiliate has dispositive and/or voting power over the shares. Number of shares of Common Stock beneficially owned is the amount reflected in the most recent Schedule 13D or Schedule 13G filed by such party with the SEC.

(4)

These securities are owned by various individual and institutional investors (including T. Rowe Price Small-Cap Value Fund, Inc., which owns 1,984,000 shares representing 5.86% of Myers’ outstanding shares) that T. Rowe Price Associates, Inc. (“Price Associates”) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities and Exchange Act of 1934, as amended, Price Associates is deemed to be a beneficial owner of such securities.

(5)	Includes shares which the non-employee director has a right to acquire by exercising options granted under the Amended and Restated 1999 Incentive Stock Plan and the 2008 Incentive Stock Plan.

(6)

The amounts shown represent the total shares of Common Stock owned by such individuals, together with shares which are issuable under currently exercisable stock options: Mr. Orr, 781,024, Mr. Knowles, 104,933, Mr. Johnston, 2,500, and Mr. Kissel, 7,750.

(7)	Includes restricted stock: Mr. Orr, 123,050, and Mr. Knowles, 123,200.

(8)

Includes 18,450 shares of Common Stock held by Mr. Myers’ spouse, for which Mr. Myers disclaims beneficial ownership and 253,021 shares held by the Louis S. Myers & Mary S. Myers Foundation for which he may be deemed beneficial owner. Also includes 913 shares held by MSM & Associates LP, of which Mr. Myers is a shareholder, and 19,500 shares held by Semantic Foundation, both of which Mr. Myers is a trustee and may be deemed the beneficial owner of such shares. Mr. Myers disclaims beneficial ownership in such shares to the extent he does not hold a pecuniary interest.

(9)

These securities are owned by various investment companies, trusts and accounts that Dimensional Fund Advisors LP (“Dimensional”) serves as investment adviser. For purposes of the reporting requirements of the Securities and Exchange Act of 1934, as amended, Dimensional is deemed to be a beneficial owner of such securities; however, Dimensional expressly disclaims that it is, in fact the beneficial owner of such securities.

(10)

These securities are owned by various individual and institutional investors that The Vanguard Group, Inc. (“Vanguard”) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities and Exchange Act of 1934, as amended, Vanguard is deemed to be a beneficial owner of such securities.

(11)	Mr. Knowles departed the Company effective March 22, 2013.

Proxy Voting.    If you wish to vote for the Company’s nominees, you may do so by voting on the GOLD proxy card enclosed with this Supplement. If you have already voted by using the WHITE proxy card previously furnished to you with the Proxy Statement, or on the BLUE proxy card included with GAMCO’s proxy statement, you may revoke it by subsequently voting on the GOLD proxy card enclosed with this Supplement. If your shares are held in “street name” through a broker, bank or other nominee, then you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at the Annual Meeting, by attending the Annual Meeting and voting in person.

If you vote, or if you previously voted, on the WHITE proxy card previously furnished to you with the Proxy Statement, your shares will be voted in accordance with your instructions. If you vote, or if you previously voted, on the BLUE proxy card included with GAMCO’s proxy statement, your shares will not be counted in tabulating the number of votes cast on the election of directors or the other proposals. In that case, your vote on the BLUE proxy card included with GAMCO’s proxy statement will have no effect on the outcome of the voting.

Other than the other matters to be voted on at the Annual Meeting, as previously set forth in the Proxy Statement, the Board of Directors has not received valid notice of any other business that will be acted upon at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

Cost of Proxy Solicitation.    The accompanying proxy is solicited by and on behalf of the Board, and the entire cost of such solicitation will be borne by Myers. In addition to the use of the mail, proxies may be solicited by personal interview, telephone and telegram by directors, officers and employees of Myers. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and Myers will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith. Myers has also retained Innisfree M&A Incorporated to assist in the distribution of proxy materials and the solicitation of proxies at an estimated cost of $235,000 plus reimbursement for customary costs and expenses. Myers has also agreed to indemnify Innisfree M&A Incorporated and certain related persons against certain liabilities arising out of or in connection with the engagement. Myers estimates that the total expenditures relating to its proxy solicitation (other than salaries or wages of officers and employees, but including the cost of mailing, related legal and advisory fees and any litigation related to the solicitation) will be approximately $400,000. Myers has not made any expenditures relating to its proxy solicitation to date.

BY ORDER OF THE BOARD OF DIRECTORS

JOHN C. ORR President and Chief Executive Officer

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Myers Industries, Inc.

Common Stock for the upcoming Annual Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY IN ONE OF THREE WAYS:

1.	Vote by Telephone—Please call toll-free in the U.S. or Canada at 1-866-580-7646, on a touch-tone phone. If outside the U.S. or Canada, call 1-215-521-4790. Please follow the simple instructions. You will be required to provide the unique control number printed below.

OR

2.	Vote by Internet—Please access https://www.proxyvotenow.com/mye, and follow the simple instructions. Please note you must type an “s” after http. You will be required to provide the unique control number printed below.

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

OR

3.	Vote by Mail—If you do not wish to vote by telephone or over the Internet, please complete, sign, date and return the proxy card in the envelope provided, or mail to: Myers Industries, Inc., c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155.

▼ TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE ENVELOPE PROVIDED ▼

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☒	Please mark your vote as in this example

The Board of Directors recommends that you vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2, 3, and 4

	FOR	AGAINST	ABSTAIN

1. To elect the nine candidates nominated by the Board of Directors to serve as directors until the next Annual Meeting of Shareholders:

    01. VINCENT C. BYRD        04. WILLIAM A. FOLEY               07. EDWARD W. KISSEL

    02. SARAH R. COFFIN         05. ROBERT B. HEISLER, JR.     08. JOHN C. ORR

    03. JOHN B. CROWE            06. RICHARD P. JOHNSTON       09. ROBERT A. STEFANKO

                                                                                                               10. DANIEL R. LEE

☐ FOR ALL NOMINEES             ☐ WITHHOLD AUTHORITY

☐ FOR ALL EXCEPT

                     ________________________________________

(Instruction: To withhold authority to vote for any individual nominee write that nominee’s name on the line above.)

2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2013.	☐	☐	☐
3. To cast a non-binding advisory vote to approve executive compensation.	☐	☐	☐
4. To approve the adoption of the Performance Bonus Plan of Myers Industries, Inc.	☐	☐	☐

5. To consider such other business as may be properly brought before the meeting or any adjournments thereof, all in accordance with the notice of this meeting and the accompanying proxy statement, receipt of which is acknowledged.

Date: , 2013

Signature

Signature (if held jointly)

Title

Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., give full title as such. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Please sign exactly as indicated, date and return promptly in the enclosed envelope.

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

▼ TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE ENVELOPE PROVIDED ▼

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MYERS INDUSTRIES, INC.

Proxy Solicited by the Board of Directors for the Annual Meeting to be held on April 26, 2013

GREGGORY W. BRANNING, SALVATORE INCANNO, or either of them, with full power of substitution, are hereby authorized to represent the undersigned and to vote all shares of Common Stock of the undersigned in MYERS INDUSTRIES, INC. (“Company”) at the Annual Meeting of Shareholders of said Company to be held on April 26, 2013, and any adjournment(s) or postponement(s) thereof with respect to the following matters.

IF PROPERLY EXECUTED THIS PROXY WILL BE VOTED FOR THE DIRECTOR NOMINEES LISTED ON THE REVERSE SIDE OF THIS PROXY CARD AND FOR PROPOSALS 2, 3, AND 4 UNLESS A CONTRARY VOTE IS INDICATED, IN WHICH CASE THE PROXY WILL BE VOTED AS DIRECTED.

PLEASE SIGN AND DATE ON REVERSE SIDE OF THIS CARD.